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                                                                   EXHIBIT 10.33



                          WESTERN DIGITAL CORPORATION

                              AMENDED AND RESTATED
                             STOCK OPTION PLAN FOR
                             NON-EMPLOYEE DIRECTORS

                                   ARTICLE I
                                    GENERAL

         1.01 ADOPTION AND AMENDMENT. This Western Digital Corporation Amended and Restated Stock Option Plan for Non-Employee Directors (the "PLAN") was initially adopted by the Board of Directors (the "BOARD") of Western Digital Corporation (the "COMPANY") as of May 15, 1985 (the initial effective date of the Plan) subject to approval of the Company's shareholders, which was obtained at the Annual Meeting of Shareholders held on November 15, 1985. Amendment No. 1 to the Plan was adopted by the Board as of December 6, 1985, subject to shareholder approval, which was obtained at the Annual Meeting of Shareholders held on November 13, 1986. Amendment No. 2 to the Plan was adopted by the Board as of September 22, 1987, subject to shareholder approval, which was obtained at the Annual Meeting of Shareholders held on November 19, 1987. Amendment No. 3 to the Plan was approved by the Board without shareholder approval on November 19, 1987. Amendment No. 4 to the Plan was adopted by the Board as of September 22, 1988, subject to shareholder approval, which was obtained at the Annual Meeting of Shareholders held on November 17, 1988. Amendment No. 5 to the Plan was adopted by the Board as of July 27, 1989, subject to shareholder approval, which was obtained at the Annual Meeting of Shareholders held on November 16, 1989. Amendment No. 6 to the Plan was adopted by the Board as of July 26, 1990, subject to shareholder approval, which was obtained at the Annual Meeting of Shareholders held on November 15, 1990. Amendment No. 7 to the Plan was approved by the Board without shareholder approval on May 23, 1991. Amendment No. 8 to the Plan was approved by the Board as of July 21, 1994, subject to shareholder approval, which was obtained at the Annual Meeting of Shareholders held on November 10, 1994. This Amendment and Restatement of the Plan was approved by the Board on September 7, 1995, subject to shareholder approval, which was obtained at the Annual Meeting of Shareholders held on November 1, 1995, and is effective as of that date, provided that holders of options shall receive Additional Options pursuant to Section 6(a) of the Plan as amended through Amendment No. 8 thereto in respect of exercises or terminations of Initial Options or Additional Options until December 31, 1995. This Amendment and Restatement of the Plan shall govern all options granted under the Plan after the date of approval hereof by the Company's shareholders (including Additional Options granted pursuant to the preceding sentence) and all options granted under the Plan prior to that date, subject to any required consents of the holders of such options; prior to or in the absence of any such consent, options granted under the Plan as amended through Amendment No. 8 thereto will be governed by that version of the Plan.

         1.02 ADMINISTRATION. The Plan shall be administered by the Company, which, subject to the express provisions of the Plan, shall have the power to construe the Plan and any agreements or memoranda defining the rights and obligations of the Company and option recipients, to determine all questions arising thereunder, to adopt and amend such rules and regulations for the administration thereof as it may deem desirable, and otherwise to carry out the terms of the Plan and such agreements or memoranda. The interpretation and construction by the administrator of any provisions of the Plan or of any option granted under the Plan shall be final. Notwithstanding the foregoing, the administrator shall have no authority or discretion as to the selection of persons eligible to receive options granted under the Plan, the number of shares covered by options granted under the Plan, the timing of such grants, or the exercise price of options granted under the Plan, which matters are specifically governed by the provisions of the Plan.

         1.03 ELIGIBLE DIRECTORS. A person shall be eligible to receive grants of options under the Plan (an "ELIGIBLE DIRECTOR") if, at the time of the option's grant, he or she is a duly elected or appointed member of the Board, but is not and has not since the beginning of the Company's most recently completed fiscal year been (a) granted or awarded any equity securities of the Company (including, without limitation, stock options and stock appreciation rights) except pursuant to the Plan or a similar plan for directors of the Company, or (b) an employee




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of the Company or any of its affiliates or otherwise eligible for selection as a person to whom equity securities of the Company (including, without limitation, stock options and stock appreciation rights) may be allocated or granted pursuant to any plan of the Company or any of its affiliates (other than the Plan or a similar plan for directors of the Company) entitling participants therein to acquire stock, stock options, or stock appreciation rights of the Company or any of its affiliates.

         1.04    SHARES OF COMMON STOCK SUBJECT TO THE PLAN AND GRANT LIMIT.
The shares that may be issued upon exercise of options granted under the Plan shall be authorized and unissued shares of the Company's Common Stock or previously issued shares of the Company's Common Stock reacquired by the Company and unused option shares pursuant to Section 2.06. The aggregate number of shares that may be issued upon exercise of options granted under the Plan shall not exceed 800,000 shares of Common Stock, subject to adjustment in accordance with Article III.

         1.05 AMENDMENT OF THE PLAN. The Board may, insofar as permitted by law, from time to time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that no such amendment shall alter or impair or diminish any rights or obligations under any option theretofore granted under the Plan without the consent of the person to whom such option was granted. In addition, if an amendment to the Plan would increase the number of shares subject to the Plan (as adjusted under Article III), increase the number of shares for which an option or options may be granted to any optionee (as adjusted under Article III), change the class of persons eligible to receive options under the Plan, provide for the grant of options having an exercise price per option share less than the exercise price specified in the Plan, extend the final date upon which options may be granted under the Plan, or otherwise materially increase the benefits accruing to participants in a manner not specifically contemplated herein or affect the Plan's compliance with Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), the amendment shall be approved by the Company's shareholders to the extent required to comply with Rule 16b-3 under the Exchange Act ("RULE 16B-3"). Under no circumstances may the provisions of the Plan that provide for the amounts, price, and timing of option grants be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules thereunder. The Plan is intended to qualify as a formula plan under Rule 16b-3, but not to impose restrictions included in the Plan for purposes of compliance with Rule 16b-3 if those restrictions become unnecessary to compliance with Rule 16b-3. Accordingly, notwithstanding the foregoing, the administrator may administer and amend the Plan to comply with or take advantage of changes in the rules (or interpretations thereof) promulgated by the Securities and Exchange Commission or its staff under Section 16 of the Exchange Act, subject to the shareholder approval requirement described above.

         1.06 TERM OF PLAN. Options may be granted under the Plan until the earlier to occur of May 15, 2005 or the date of a Change in Control, as defined in Section 3.02. In addition, no options may be granted during any suspension of the Plan or after its termination for any reason. Notwithstanding the foregoing, each option properly granted under the Plan shall remain in effect until such option has been exercised or terminated in accordance with its terms and the terms of the Plan.

         1.07 RESTRICTIONS. All options granted under the Plan shall be subject to the requirement that, if at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the shares subject to options granted under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government or regulatory body or authority, is necessary or desirable as a condition of, or in connection with, the granting of such an option or the issuance, if any, or purchase of shares in connection therewith, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Unless the shares of stock to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933, as amended (the "SECURITIES ACT") as now in force or hereafter amended, the Company shall be under no obligation to issue any shares of stock covered by any option unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to the Company satisfactory in form and scope to counsel to the Company and upon which, in the




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opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares of stock issued to him or her pursuant to such exercise of the option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares of stock, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act, or any other applicable law or regulation, and that if shares of stock are issued without such registration, a legend to this effect may be endorsed upon the securities so issued and the Company may order its transfer agent to stop transfer of such shares.

         1.08 NONASSIGNABILITY. No option granted under the Plan shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order or, in the discretion of the administrator and under circumstances that would not adversely affect the interests of the Company, as otherwise permitted by rule or interpretation of the Securities and Exchange Commission or its staff as an exception to the general proscription on transfer of derivative securities set forth in Rule 16b-3 (or any successor rule) or applicable interpretations thereof. During the lifetime of the optionee, the option shall be exercisable only by the optionee (or the optionee's permitted transferee) or his or her guardian or legal representative.

         1.09 WITHHOLDING TAXES. Whenever shares of stock are to be issued upon exercise of an option granted under the Plan, the administrator shall have the right to require the optionee to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to such issuance. The administrator may, in the exercise of its discretion, allow satisfaction of tax withholding requirements by accepting delivery of stock of the Company or by withholding a portion of the stock otherwise issuable upon exercise of an option.

         1.10 DEFINITION OF "FAIR MARKET VALUE." For purposes of the Plan, the "FAIR MARKET VALUE" of a share of stock as of a particular date shall be:
(a) if the stock is listed on an established stock exchange or exchanges (including, for this purpose, The Nasdaq Stock Market), the last reported sale price per share of the stock on such date on the principal exchange on which it is traded or, if no sale was made on such date on such principal exchange, then as of the next preceding date on which such a sale was made; or (b) if the stock is not then listed on an exchange, the average of the closing bid and asked prices per share for the stock in the over-the-counter market as quoted on the NASDAQ system on such date (in the case of (a) or (b), subject to adjustment as and if necessary and appropriate to set an exercise price not less than 100% of the fair market value of the stock on the date an option is granted); or (c) if the stock is not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the administrator. The fair market value of rights or property other than stock shall be determined by the administrator on the basis of such factors as it may deem appropriate.

         1.11 RIGHTS AS A SHAREHOLDER. An optionee or a permitted transferee of an option shall have no rights as a shareholder with respect to any shares issuable or issued upon exercise of the option until the date of the receipt by the Company of all amounts payable in connection with exercise of the option, including the exercise price and any amounts required pursuant to Section 1.09.


                                   ARTICLE II
                                 STOCK OPTIONS


         2.01 GRANTS OF INITIAL OPTIONS. Each Eligible Director shall, upon first becoming an Eligible Director, receive a one-time grant of an option to purchase up to 20,000 shares of the Company's Common Stock at an exercise price per share equal to the fair market value of the Company's Common Stock on the date of grant, subject to (a) vesting as set forth in Section 2.03, and (b) adjustment as set forth in Article III. Options granted under this Section 2.01 are "INITIAL OPTIONS" for purposes hereof. An Eligible Director who has received an initial grant of stock options under the Plan or pursuant to a prior option plan for the Company's directors shall not be eligible to receive an Initial Option.




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         2.02    GRANTS OF ADDITIONAL OPTIONS.  Immediately following the annual meeting of shareholders of the Company next following an Eligible Director's becoming an Eligible Director and immediately following each subsequent annual meeting of shareholders of the Company, in each case if the Eligible Director has served as a director since his or her election or appointment and has been re-elected as a director at such annual meeting, such Eligible Director shall automatically receive an option to purchase up to 5,000 shares of the Company's Common Stock (an "ADDITIONAL OPTION"). In addition to the Additional Options described above, an individual who was previously an Eligible Director and received an initial grant of stock options under the Plan or pursuant to a prior option plan for the Company's directors, who then ceased to be a director for any reason, and who then again becomes an Eligible Director, shall upon again becoming an Eligible Director automatically receive an Additional Option. The exercise price per share for all Additional Options shall be equal to the fair market value of the Company's Common Stock on the date of grant, subject to (a) vesting as set forth in Section 2.03, and (b) adjustment as set forth in Article III.

         2.03 VESTING. Initial Options shall vest and become exercisable in installments of 5,000 shares on the first anniversary of the date of grant and 1,250 shares at the end of each of the next 12 three-month periods thereafter. Additional Options shall vest and become exercisable in installments of 1,250 shares on the first anniversary of the date of grant and 312.5 shares at the end of each of the next 12 three-month periods thereafter. Notwithstanding the foregoing, however, but subject to Section 3.02, (i) Initial Options and Additional Options will vest and become exercisable as set forth herein only if the optionee has remained a director for the entire period from the date of grant to the date specified herein for vesting, and (ii) Initial Options and Additional Options that have not vested and become exercisable at the time the optionee ceases to be a director shall terminate.

         2.04 EXERCISE. No option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not less than 100 shares of stock (or such other amount as is set forth in the applicable option agreement or confirming memorandum) may be purchased at one time unless the number purchased is the total number at the time available for purchase under the terms of the option. An option shall be deemed to be exercised when the Secretary or other designated official of the Company receives written notice of such exercise from or on behalf of the optionee, together with payment of the exercise price and any amounts required under Section 1.09. The option exercise price shall be payable upon the exercise of an option in legal tender of the United States or capital stock of the Company delivered in transfer to the Company by or on behalf of the person exercising the option (duly endorsed in blank or accompanied by stock powers duly endorsed in blank, with signatures guaranteed in accordance with the Exchange Act if required by the administrator) or retained by the Company from the stock otherwise issuable upon exercise or surrender of vested and exercisable options granted to the recipient and being exercised (in either case valued at fair market value as of the exercise date), or such other consideration as the administrator may from time to time in the exercise of its discretion deem acceptable in any particular instance, provided, however, that the administrator may, in the exercise of its discretion, (a) allow exercise of an option in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise, and/or (b) allow the Company to loan the exercise price to the person entitled to exercise the option, if the exercise will be followed by a prompt sale of some or all of the underlying shares and a portion of the sales proceeds is dedicated to full payment of the exercise price and amounts required pursuant to
Section 1.09.

         2.05 OPTION AGREEMENTS OR MEMORANDA. Each option granted under the Plan shall be evidenced by an option agreement duly executed on behalf of the Company and by the Eligible Director to whom such option is granted or, in the administrator's discretion, a confirming memorandum issued by the Company to the recipient, stating the number of shares of stock issuable upon exercise of the option and the exercise price, and setting forth explicitly or by reference to the Plan the time during which the option is exercisable and the times at which the options vest and become exercisable. Such option agreements or confirming memoranda may but need not be identical and shall comply with and be subject to the terms and conditions of the Plan, a copy of which shall be provided to each option recipient and incorporated by reference into each option agreement or confirming memorandum. Any option agreement or confirming memorandum may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the administrator.




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         2.06    TERM OF OPTIONS AND EFFECT OF TERMINATION. Notwithstanding any
other provision of the Plan, no option granted under the Plan shall be exercisable after the expiration of ten years from the effective date of its grant. In the event that any outstanding option under the Plan expires by reason of lapse of time or is otherwise terminated without exercise for any reason, then the shares of Common Stock subject to such option that have not been issued upon exercise of the option shall again become available in the pool of shares of Common Stock for which options may be granted under the Plan. In the event that the recipient of any options granted under the Plan shall cease to be a director of the Company for any reason, and subject to Section 3.02, all Initial Options and Additional Options granted under the plan to such recipient shall be exercisable, to the extent they are already exercisable at the date such recipient ceases to be a director, for a period of 365 days after that date (or, if sooner, until the expiration of the option according to its terms), and shall then terminate. In the event of the death of an optionee while such optionee is a director of the Company or within the period after termination of such status during which he or she is permitted to exercise an option, such option may be exercised by any person or persons designated by the optionee on a beneficiary designation form adopted by the administrator for such purpose or, if there is no effective beneficiary designation form on file with the Company, by the executors or administrators of the optionee's estate or by any person or persons who shall have acquired the option directly from the optionee by his or her will or the applicable laws of descent and distribution.


                                  ARTICLE III
                             CORPORATE TRANSACTIONS


         3.01 ANTI-DILUTION ADJUSTMENTS. The number of shares of Common Stock available for issuance upon exercise of options granted under the Plan, the number of shares for which each outstanding option can be exercised, and the exercise price per share of options shall be appropriately and proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of issued and outstanding shares of capital stock of the Company effected without receipt of consideration by the Company. No fractional interests will be issued under the Plan resulting from any such adjustments.

         3.02 REORGANIZATIONS; MERGERS; CHANGES IN CONTROL. Subject to the other provisions of this Section 3.02, if the Company shall consummate any reorganization or merger or consolidation in which holders of shares of the Company's Common Stock are entitled to receive in respect of such shares any other consideration (including, without limitation, a different number of such shares), each option outstanding under the Plan shall thereafter be exercisable, in accordance with the Plan, only for the kind and amount of securities, cash and/or other property receivable upon such reorganization or merger or consolidation by a holder of the same number of shares of Common Stock as are subject to that option immediately prior to such reorganization or merger or consolidation, and any appropriate adjustments will be made to the exercise price thereof. In addition, if a Change in Control occurs and in connection with such Change in Control any recipient of an option granted under the Plan ceases to be a director of the Company, then such recipient shall have the right to exercise his or her options granted under the Plan in whole or in part during the applicable time period provided in Section 2.06 without regard to any vesting requirements. For purposes hereof, but without limitation, a director will be deemed to have ceased to be a director of the Company in connection with a Change in Control if such director (i) is removed by or resigns upon request of a Person (as defined in paragraph (a) below) exercising practical voting control over the Company following the Change in Control or a person acting upon authority or at the instruction of such Person, or (ii) is willing and able to continue as a director of the Company but is not re-elected to or retained on the Board by the Company's shareholders through the shareholder vote or consent action for election of directors that precedes and is taken in connection with, or next follows, the Change in Control. For purposes hereof, a "CHANGE IN CONTROL" means the following and shall be deemed to occur if any of the following events occurs:

               (a) Any person, entity or group, within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding the Company and its subsidiaries and any employee benefit or stock ownership plan of the Company or its subsidiaries and also excluding an underwriter or underwriting syndicate that has acquired the Company's securities solely




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                     in connection with a public offering thereof (such person, entity or group being referred to herein as a "PERSON"), becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or

               (b) Individuals who, as of the effective date hereof, constitute the Board cease for any reason to constitute at least a majority of the Board, provided that any individual who becomes a director after the effective date hereof whose election, or nomination for election by the Company's shareholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered to be a member of the Incumbent Board unless that individual was nominated or elected by any Person having the power to exercise, through beneficial ownership, voting agreement and/or proxy, 20% or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors, in which case that individual shall not be considered to be a member of the Incumbent Board unless such individual's election or nomination for election by the Company's shareholders is approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board; or

               (c) Consummation by the Company of the sale or other disposition by the Company of all or substantially all of the Company's assets or a reorganization or merger or consolidation of the Company with any other person, entity or corporation, other than

                           (i) a reorganization or merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto (or, in the case of a reorganization or merger or consolidation that is preceded or accomplished by an acquisition or series of related acquisitions by any Person, by tender or exchange offer or otherwise, of voting securities representing 5% or more of the combined voting power of all securities of the Company, immediately prior to such acquisition or the first acquisition in such series of acquisitions) continuing to represent, either by remaining outstanding or by being converted into voting securities of another entity, more than 50% of the combined voting power of the voting securities of the Company or such other entity outstanding immediately after such reorganization or merger or consolidation (or series of related transactions involving such a reorganization or merger or consolidation), or

                          (ii) a reorganization or merger or consolidation effected to implement a recapitalization or reincorporation of the Company (or similar transaction) that does not result in a material change in beneficial ownership of the voting securities of the Company or its successor; or

               (d) Approval by the shareholders of the Company or an order by a court of competent jurisdiction of a plan of liquidation of the Company.

         3.03 DETERMINATION BY THE COMPANY. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the administrator, whose determination in that respect shall be final, binding and conclusive. The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

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